UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2015

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-32190

Virginia	20-0812170
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 22, 2015, NewMarket Corporation (the “Company”) issued a press release regarding its earnings for the first quarter ended March 31, 2015. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On April 23, 2015, the Company issued a press release reporting that the Company’s Board of Directors had declared a dividend of $1.40 per share of the Company’s common stock, payable on July 1, 2015 to the Company’s shareholders of record as of June 15, 2015. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1 99.2	Press release regarding quarterly earnings issued by the Company on April 22, 2015. Press release regarding the quarterly dividend issued by the Company on April 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2015

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release regarding quarterly earnings issued by the Company on April 22, 2015.

99.2	Press release regarding the quarterly dividend issued by the Company on April 23, 2015.